                                                                EXHIBIT 23.1







                        CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 1, 1998 included (or incorporated by reference) in Marquette Medical Systems, Inc.'s Annual Report on Form 10-K for the year ended April 30, 1998 and to all references to our Firm included in this registration statement.

                                   ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
October 15, 1998